[Logo] M F S(R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)

[graphic omitted]

MFS(R) GLOBAL TOTAL
RETURN FUND
 (formerly MFS(R) World Total Return Fund)

ANNUAL REPORT o OCTOBER 31, 1998

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 19
Notes to Financial Statements ............................................. 26
Independent Auditors' Report .............................................. 35
Trustees and Officers ..................................................... 37

       MFS CELEBRATES ITS DIAMOND ANNIVERSARY!

       MARCH 21, 1999, MARKS THE 75TH ANNIVERSARY OF MFS' INVENTION OF
       THE MUTUAL FUND. THE MUTUAL FUND INDUSTRY HAS BROUGHT THE POWER
       OF INVESTING TO EVERY AMERICAN, OFFERING THEM THE OPPORTUNITY FOR COLLEGE DEGREES, HOME OWNERSHIP, AND COMFORTABLE RETIREMENT.
       IMAGINE TODAY'S WORLD WITHOUT MUTUAL
       FUNDS. WE COULDN'T. AND WHILE THE             MFS 75 YEARS
       YEARS AHEAD WILL BRING A NUMBER OF            [graphic omitted]
       CHALLENGES, OUR 75 YEARS OF EXPERIENCE        EXPERIENCE THE FUTURE(SM)
       WILL HELP GUIDE A NEW GENERATION OF
       INVESTORS INTO THE FUTURE.

------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE              NO BANK GUARANTEE
------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
In 1999, MFS celebrates its 75th anniversary. The nation's first mutual fund
-- our Massachusetts Investors Trust (MIT) -- was introduced to the public on March 21, 1924. Since then, MFS Investment Management(R), the company that grew out of that original fund, has helped guide shareholders through many economic and investment cycles, primarily by focusing on the long-term opportunities created by an expanding global economy. As of October 31, 1998, MFS manages nearly $87 billion, and the firm's 2,000 people serve 3.8 million investors and their financial advisers worldwide. Meanwhile, MIT's assets have grown to over $10 billion, and 56 mutual funds are offered in the MFS Family of Funds(R).

One of the elements to the success of MIT did not exist before our founders invented it in 1924. That is liquidity. This innovation means that if you want to sell your investment in any MFS mutual fund, you have the security of knowing that you may do so immediately and the money may be exchanged into another MFS fund or that you may add other MFS funds to your portfolio as your investment needs change. If you need your money for other purposes, it can quickly be wired or mailed to you. This daily redemption feature, through which new shares were created when people invested in MIT and were redeemed when people sold, brought another important change to the industry. Now, the price of a mutual fund's shares wasn't determined by supply and demand, but by the value of the securities owned by each portfolio.

Another factor in our growth was the development of one of the industry's first in-house research departments in 1932. Unlike many other companies that rely on Wall Street research reports, which can be used by many investors at the same time, MIT's managers built its long-term track record by visiting companies, talking to managers and competitors, and "kicking the tires" so they could judge the quality and potential of each company's products and services for themselves. Today, MFS has more than 100 full-time portfolio managers, stock analysts, and credit analysts who track the equity and bond markets. That number includes nearly 40 equity analysts who specialize in industries such as aviation, media, technology, automobiles, and utilities.

While MIT was the first mutual fund, it was not our only invention. We also established the nation's first global bond fund, first high-yield municipal bond fund, and first high-yield municipal closed-end bond fund.

We are proud of the record of MIT and of the funds in the MFS Family of Funds, but we are also proud of our long-standing relationship with financial advisers. Not only do we believe investors can benefit from the advice of these experts but, as was shown during the market volatility of 1998, people who work with financial advisers are less likely to abandon their carefully designed, long-term investment strategies.

Our ability to service your investment and information needs is also extremely important to us. Today, the MFS Service Center handles millions of transactions and phone calls every year. Supporting the work of financial advisers, promptly sending out statements and confirmations, and answering hundreds of investors' questions every day are crucial elements in maintaining long-term relationships with our fund shareholders. That link to our investors has also been enhanced by our site on the World Wide Web: WWW.MFS.COM. Since 1996, this site has given investors and the general public access to up-to-date information about MFS products and services, as well as market outlooks and retirement information. The site has rapidly become one of our primary vehicles for communicating with our investors and educating the public about mutual funds in general and MFS in particular.

If there is a common thread running through these milestones, it is our always-increasing commitment to providing you with the best possible investment management and shareholder service, just as we have done for the past 75 years.

As we celebrate this anniversary, it is also a time for MFS to look ahead and build on our 75 years of innovation and experience to help meet your investment needs in the next century. We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    November 16, 1998

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Frederick J. Simmons]
     Frederick J. Simmons

For the 12 months ended October 31, 1998, Class A shares of the Fund provided a total return of 14.29%, Class B shares 13.57%, Class C shares 13.52%, and Class I shares 14.78%. These returns include the reinvestment of distributions but exclude the effects of any sales charges and compare to that of a benchmark made up of 60% of the Morgan Stanley Capital International (MSCI) World Index and 40% of the J.P. Morgan Global Government Bond Index (the Morgan Index), which returned 14.92% for the same period. The MSCI World Index is a broad, unmanaged index of global equities, while the Morgan Index is an aggregate of actively traded government bonds issued by 13 countries, including the United States, with remaining maturities of at least one year. The Fund's returns also compare to a 3.07% return for the Lipper Global Flexible Fund Index as determined by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance. Effective August 24, 1998, the name of the Fund changed from MFS(R) World Total Return Fund to MFS(R) Global Total Return Fund.

Q. COULD YOU TALK ABOUT SOME OF THE REASONS FOR THE FUND'S STRONG PERFORMANCE RELATIVE TO ITS BENCHMARKS IN THE PAST YEAR?

A. There are several reasons the Fund has done well this year. First, there has been a general flight to quality in both the equity and fixed-income markets and that plays right into the hands of this Fund. In the bond market, for example, we have invested in high-grade sovereign bonds from a relatively limited number of countries. We made the decision quite purposely about a year ago to be in just the highest-grade bonds, and it paid off. The stock markets have also favored large, quality companies, particularly in the United States and Europe. Again, that plays right into our hands, because over 80% of our equity assets were in stocks that we would characterize as very high quality.

Q. HOW DO YOU DEFINE HIGH QUALITY?

A. To us, high quality means stocks of companies that are large and financially strong and that have a history of being profitable and of being leaders in their markets. We also emphasize companies that have high liquidity in the markets in which they trade.

Q. DID YOU HAVE MUCH EXPOSURE TO EMERGING MARKETS?

A. No, and this was another factor that contributed to performance because the Fund experienced very little of the enormous pressure that stocks from these regions underwent. We had sold what few emerging market stocks were in the portfolio well before the bottom started falling out of those markets in 1997.

Q. ARE WE STARTING TO SEE SOME POSITIVE SIGNS THAT YOU THINK COULD LEAD TO IMPROVEMENTS IN ASIA AND SOME OF THE EMERGING MARKETS?

A. We're seeing some very tentative signs, primarily involving government action on broad economic issues, such as in Brazil. At the same time, there are some indications of a further softening in the United States economy and in some, though not all, of the European economies. However, the ability of Brazil to deliver the goods has to be assigned at best a medium probability of success, and the potential for slowdowns here and in Europe means it's a little early to get too enthusiastic.

Q. YOUR BIGGEST WEIGHTING IS FINANCIAL SERVICES. COULD YOU TALK ABOUT WHY YOU LIKE THAT SECTOR?

A. It is the biggest weighing, but one in which the Fund is significantly smaller than the same sector in the MSCI World Index. Actually, equity assets are spread quite broadly among industries right now, with less concentration in any one sector than during previous periods. That, too, is part of our effort to avoid too much volatility. Banks and insurance companies make up the brunt of the financial services category, which also includes companies like American Express and Freddie Mac (Federal Home Loan Mortgage Corporation). In some cases, such as with Allied Irish Bank, stocks have been bought as a way of participating in a robust economy. The Irish economy is strong and is experiencing minimal inflation with an excellent outlook, and Irish banks are benefiting from that.

Q. ANOTHER LARGE SECTOR IS CONSUMER STAPLES. WHAT DO YOU LIKE HERE?

A. One company we like here is Nestle. It's an excellent company that is poised to undergo a period of renewed growth. While that growth is being masked temporarily by currency swings, its business remains healthy.

Q. WHAT CAN YOU TELL US ABOUT YOUR HOLDINGS IN THE UNITED STATES?

A. The allocation to the U.S. market bottomed at about 30% of equities last summer and is now up to about 35%. This number is up because so many people invested in Europe that they reduced the number of opportunities. The Far East, meanwhile, is still a difficult place to have any conviction about. So, some money is finding its way back into the U.S. market.

Q. DO YOU THINK THE FEDERAL RESERVE BOARD'S RECENT INTEREST-RATE CUTS WILL HELP OVERSEAS MARKETS AS WELL AS THOSE IN THE UNITED STATES?

A. Of course, yes. But it's not just the United States. England and Italy have both cut rates, so everybody is trying to do their part. We think all of this will help, particularly if it reduces the fear factor.

Q. COULD YOU TALK ABOUT SOME STOCKS THAT HAVE HELPED PERFORMANCE?

A. The Fund had a couple of stocks that did exceedingly well and made important contributions to performance. One of them was Compass, a British food services company that manages cafeterias and provides food services to hospitals and other institutions. The other is Pinault-Printemps, a French retailer.

Q. AND WHAT ABOUT INVESTMENTS THAT HAVE UNDERPERFORMED?

A. The two stocks that hurt performance the most this year were Sony and Ciba Specialty Chemicals. Sony, of course, has been hurt by the recession in Japan, while for Ciba it was a case of a softer European economy catching up with it sooner than the company expected.

Q. WHAT ABOUT THE FUND'S BOND POSITION?

A. The emphasis on high-quality bonds particularly paid off in the third quarter. That's when the flight to quality intensified and most of the spread products, that is, bonds with higher yields than equivalent-duration U.S. Treasuries, undeperformed. All this helped the Fund, which primarily invests in sovereign debt of the leading industrialized countries. For most of the year, about 50% to 55% of the bond position was invested in the U.S. Treasury market. The current duration, meanwhile, is about 6 1/4 years, versus 5 1/2 years for the Morgan Index, which reflects our view of a stable to declining interest-rate environment.

Q. LOOKING AHEAD, WHAT KIND OF ENVIRONMENT DO YOU SEE, AND HOW MIGHT YOU POSITION THE FUND FOR IT?

A. We think what has produced good results for the Fund this year, such as our investing in high-quality stocks and bonds and having limited exposure to emerging markets, will remain true for the foreseeable future. One thing that could change, however, is the extent to which the portfolio is geared to a rapid economic expansion around the world. The challenge for us is to decide when to build more economic sensitivity into the portfolio.

Q. FINALLY, AS YOU KNOW, 1999 MARKS THE 75th ANNIVERSARY OF MASSACHUSETTS INVESTORS TRUST (MIT), THE FIRST MFS FUND AND, IN FACT, THE FIRST MUTUAL FUND. HOW DO YOU SEE YOUR FUND FITTING INTO THE MIT/MFS TRADITION?

A. The one thing I would say is that MFS and MIT were built on foundations of investing in high-quality companies and of being long-term investors. This Fund is run entirely in keeping with that idea, as well as the idea that we are investors, not speculators.

/s/ Frederick J. Simmons

    Frederick J. Simmons
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
-------------------------------------------------------------------------------

FREDERICK J. SIMMONS IS A SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) GLOBAL TOTAL RETURN FUND, MFS(R) INTERNATIONAL GROWTH AND INCOME FUND, MFS(R) MERIDIAN(SM) GLOBAL BALANCED FUND AND THE WORLD TOTAL RETURN SERIES AND INTERNATIONAL GROWTH AND INCOME SERIES OFFERED THROUGH MFS() R/SUN LIFE ANNUITY PRODUCTS. HE ALSO MANAGES THE NOMURA GLOBAL BALANCED OPEN FUND AND THE NOMURA GN GLOBAL TOTAL RETURN FUND UNDER SUBADVISORY AGREEMENTS WITH NOMURA ASSET MANAGEMENT CO. OF JAPAN.

MR. SIMMONS JOINED MFS IN 1971 AS AN INVESTMENT OFFICER IN THE RESEARCH DEPARTMENT AND WAS NAMED ASSISTANT VICE PRESIDENT -- INVESTMENTS IN 1974, VICE PRESIDENT -- INVESTMENTS IN 1975, AND SENIOR VICE PRESIDENT IN 1983. HE WAS NAMED PORTFOLIO MANAGER OF MFS(R) WORLD TOTAL RETURN FUND IN 1991. PREVIOUSLY, HE WAS PORTFOLIO MANAGER OF MFS(R) RESEARCH FUND AND OF MASSACHUSETTS INVESTORS GROWTH STOCK FUND.

MR. SIMMONS GRADUATED WITH HONORS FROM THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE. HE IS A CHARTERED FINANCIAL ANALYST, A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC., AND PAST PRESIDENT OF THE ELECTRONIC ANALYSTS OF BOSTON.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

-------------------------------------------------------------------------------
FUND FACTS
-------------------------------------------------------------------------------

OBJECTIVE:               SEEKS TOTAL RETURN: ABOVE-AVERAGE CURRENT INCOME
                         (COMPARED TO AN ALL-STOCK PORTFOLIO) AND OPPORTUNITIES
                         FOR LONG-TERM GROWTH OF CAPITAL AND INCOME.

COMMENCEMENT OF
INVESTMENT OPERATIONS:   SEPTEMBER 4, 1990

CLASS INCEPTION:         CLASS A  SEPTEMBER 4, 1990
                         CLASS B  SEPTEMBER 7, 1993
                         CLASS C  JANUARY 3, 1994
                         CLASS I  JANUARY 2, 1997

SIZE:                    $321.0 MILLION NET ASSETS AS OF OCTOBER 31, 1998

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from October 1, 1990, through October 31, 1998)

                                      60% MSCI/
         MFS Global     S&P 500     40% J.P. Morgan         Consumer Price
        Total Return   Composite   Global Government            Index
         - Class A       Index        Bond Index                - U.S.
---------------------------------------------------------------------------
10/90     $ 9,521      $10,000         $10,000                 $10,000
10/92      12,396       13,293          12,430                  10,686
10/94      15,185       17,450          15,834                  11,266
10/96      19,498       27,380          19,875                  11,929
10/98      25,784       44,127          25,480                  12,344


AVERAGE ANNUAL TOTAL RETURNS THROUGH OCTOBER 31, 1998

CLASS A

                                    1 Year   3 Years   5 Years   10 Years/Life*
-------------------------------------------------------------------------------
Average Annual Total Return        +14.29%   +15.35%   +12.07%          +13.06%
-------------------------------------------------------------------------------
SEC Results                        + 8.86%   +13.49%   +10.98%          +12.39%
-------------------------------------------------------------------------------

CLASS B

                                    1 Year   3 Years   5 Years   10 Years/Life*
-------------------------------------------------------------------------------
Average Annual Total Return        +13.57%   +14.61%   +11.30%          +12.58%
-------------------------------------------------------------------------------
SEC Results                        + 9.57%   +13.85%   +11.04%          +12.58%
-------------------------------------------------------------------------------

CLASS C

                                    1 Year   3 Years   5 Years   10 Years/Life*
-------------------------------------------------------------------------------
Average Annual Total Return        +13.52%   +14.63%   +11.37%          +12.63%
-------------------------------------------------------------------------------
SEC Results                        +12.52%   +14.63%   +11.37%          +12.63%
-------------------------------------------------------------------------------

CLASS I

                                    1 Year   3 Years   5 Years   10 Years/Life*
-------------------------------------------------------------------------------
Average Annual Total Return        +14.78%   +15.60%   +12.21%          +13.15%
-------------------------------------------------------------------------------

COMPARATIVE INDICES

                                    1 Year   3 Years   5 Years   10 Years/Life*
-------------------------------------------------------------------------------
Average global flexible fund**     + 4.39%   +10.65%   + 8.69%          +10.28%
-------------------------------------------------------------------------------
Standard & Poor's 500 Composite
Index+                             +22.06%   +25.99%   +21.30%          +20.15%
-------------------------------------------------------------------------------
60% MSCI World Index
40% J.P. Morgan Global Government
  Bond Index**                     +14.92%   +12.88%   +11.22%          +11.29%
-------------------------------------------------------------------------------
Lipper Global Flexible Fund
Index**                            + 3.07%   +11.02%   + 8.77%          +10.38%
-------------------------------------------------------------------------------
Consumer Price Index+#             + 1.37%   + 2.14%   + 2.37%          + 2.64%
-------------------------------------------------------------------------------
  * For the period from the commencement of the Fund's investment operations, September 4, 1990, through October 31, 1998.
 ** Source: Lipper Analytical Services, Inc. "Life" refers to the period from
    October 1, 1990, through October 31, 1998.
  + Source: CDA/Wiesenberger. "Life" refers to the period from October 1, 1990, through October 31, 1998.
  # The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than
A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility.

PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 1998

FIVE LARGEST STOCK SECTORS

FINANCIAL SERVICES                      15.4%
CONSUMER STAPLES                        12.0%
HEALTH CARE                              9.7%
INDUSTRIAL GOODS & SERVICES              9.6%
UTILITIES & COMMUNICATIONS               8.3%

TOP 10 STOCK HOLDINGS

PHILIP MORRIS COS., INC.  2.8%                     BRITISH AEROSPACE PLC  1.9%
Tobacco, food and beverage conglomerate            Defense and aircraft company

TYCO INTERNATIONAL LTD.  2.6%                      SCHERING PLOUGH  1.9%
Security systems, packaging, and electronic        Pharmaceutical company
equipment conglomerate
                                                   AMERICAN EXPRESS CO. 1.8%
PINAULT-PRINTEMPS-REDOUTE S.A.  2.1%               Financial services company
French department store chain
                                                   IBERDROLA S.A. 1.7%
COMPASS GROUP PLC  2.0%                            Spanish electric utility
British commercial food catering company
                                                   COASTAL CORP. 1.7%
BRITISH PETROLEUM PLC  2.0%                        Oil exploration and
Oil exploration and production company             production company

Portfolio information is as of October 31, 1998. The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- October 31, 1998

Stocks - 54.7%
-----------------------------------------------------------------------------
ISSUER                                                   SHARES         VALUE
-----------------------------------------------------------------------------
U.S. Stocks - 18.9%
  Aerospace - 0.2%
    Lockheed-Martin Corp.                                 6,808  $    758,241
-----------------------------------------------------------------------------
  Banks and Credit Companies - 0.7%
    Norwest Corp.                                        62,000  $  2,305,625
-----------------------------------------------------------------------------
  Business Machines - 1.6%
    International Business Machines Corp.                20,990  $  3,115,703
    Xerox Corp.                                          20,000     1,937,500
                                                                 ------------
                                                                 $  5,053,203
-----------------------------------------------------------------------------
  Construction Services - 0.4%
    Martin Marietta Materials, Inc.                      24,386  $  1,196,438
-----------------------------------------------------------------------------
  Consumer Goods and Services - 3.3%
    Newell Co.                                           19,700  $    866,800
    Philip Morris Cos., Inc.                             96,850     4,951,456
    Tyco International Ltd.                              76,760     4,754,323
                                                                 ------------
                                                                 $ 10,572,579
-----------------------------------------------------------------------------
  Electrical Equipment - 0.9%
    General Electric Co.                                 34,790  $  3,044,125
-----------------------------------------------------------------------------
  Electronics - 0.5%
    AMP, Inc.                                            42,304  $  1,737,108
-----------------------------------------------------------------------------
  Financial Institutions - 1.8%
    American Express Co.                                 37,070  $  3,276,061
    Federal Home Loan Mortgage Corp.                     43,860     2,521,950
                                                                 ------------
                                                                 $  5,798,011
-----------------------------------------------------------------------------
  Food and Beverage Products - 0.2%
    McCormick & Co., Inc.                                17,790  $    552,602
-----------------------------------------------------------------------------
  Insurance - 1.8%
    Allstate Corp.                                       46,550  $  2,004,559
    ReliaStar Financial Corp.                            44,440     1,947,028
    Transamerica Corp.                                   17,830     1,854,320
                                                                 ------------
                                                                 $  5,805,907
-----------------------------------------------------------------------------
  Medical and Health Products - 2.3%
    Bristol-Myers Squibb Co.                             26,580  $  2,938,751
    Schering Plough Corp.                                32,580     3,351,667
    Warner-Lambert Co.                                   13,860     1,086,278
                                                                 ------------
                                                                 $  7,376,696
-----------------------------------------------------------------------------
  Oils - 0.9%
    Conoco Inc.*                                         25,100  $    624,363
    Exxon Corp.                                          30,190     2,151,037
                                                                 ------------
                                                                 $  2,775,400
-----------------------------------------------------------------------------
  Printing and Publishing - 0.5%
    Gannett Co., Inc.                                    25,730  $  1,592,044
-----------------------------------------------------------------------------
  Restaurants and Lodging - 0.7%
    McDonalds Corp.                                      34,940  $  2,336,612
-----------------------------------------------------------------------------
  Stores - 0.4%
    Rite Aid Corp.                                       32,080  $  1,273,175
-----------------------------------------------------------------------------
  Supermarkets - 0.4%
    Albertsons, Inc.                                     20,950  $  1,164,034
-----------------------------------------------------------------------------
  Telecommunications - 0.4%
    Sprint Corp.                                         15,190  $  1,165,833
-----------------------------------------------------------------------------
  Utilities - Electric - 0.7%
    Sierra Pacific Resources                             58,180  $  2,119,934
-----------------------------------------------------------------------------
  Utilities - Gas - 1.2%
    Coastal Corp.                                        88,700  $  3,126,675
    KN Energy, Inc.                                      16,490       819,347
                                                                 ------------
                                                                 $  3,946,022
-----------------------------------------------------------------------------
TOTAL U.S. STOCKS                                                $ 60,573,589
-----------------------------------------------------------------------------
Foreign Stocks - 35.8%
  Australia - 1.1%
    QBE Insurance Group Ltd. (Insurance)*               629,989  $  2,491,244
    Seven Network Ltd. (Entertainment)                  300,770       886,383
                                                                 ------------
                                                                 $  3,377,627
-----------------------------------------------------------------------------
  Austria - 0.4%
    Austria Tabak AG (Tobacco)                           17,530  $  1,233,448
-----------------------------------------------------------------------------
  Canada - 0.9%
    Canadian National Railway Co. (Railroads)            57,080  $  2,878,972
-----------------------------------------------------------------------------
  Chile - 0.1%
    Enersis S.A., ADR (Utilities - Electric)             21,260  $    443,802
-----------------------------------------------------------------------------
  Finland - 0.3%
    Helsingin Puhelin Oyj (Telecommunications)           19,420  $  1,064,110
-----------------------------------------------------------------------------
  France - 5.0%
    Pin Printemps Redo (Retail)                          22,100  $  3,699,644
    Sanofi S.A. (Medical and Health Products)            19,030     2,980,181
    SEITA (Tobacco)                                      30,100     1,787,990
    Thomson CSF (Aerospace and Defense)                  27,930       970,315
    Total S.A., ADR (Oils)                               37,500     2,193,750
    TV Francaise (Entertainment)                         17,410     2,876,909
    Union des Assurances Federales S.A. (Insurance)      12,450     1,557,539
                                                                 ------------
                                                                 $ 16,066,328
-----------------------------------------------------------------------------
  Germany - 1.4%
    Mannesmann AG (Conglomerate)                         25,580  $  2,517,078
    Volkswagen AG (Automotive)*                          26,000     1,954,120
                                                                 ------------
                                                                 $  4,471,198
-----------------------------------------------------------------------------
  Greece - 0.3%
    Hellenic Telecommunication Organization S.A., GDR
      (Telecommunications)                               47,424  $  1,078,048
-----------------------------------------------------------------------------
  Hong Kong - 0.3%
    Hong Kong Electric Holdings Ltd.
      (Utilities - Electric)                            240,500  $    881,999
-----------------------------------------------------------------------------
  Ireland - 0.3%
    Allied Irish Banks PLC (Banks and Credit Cos.)       68,100  $    977,530
-----------------------------------------------------------------------------
  Italy - 2.3%
    ENI S.p.A., ADR (Oils)                               16,450  $    999,337
    Instituto Nazionale delle Assicurazioni
      (Insurance)                                       622,850     1,717,879
    Istituto Mobiliare Italiano S.p.A
      (Banks and Credit Cos.)                            60,330       928,721
    Telecom Italia S.p.A. (Telecommunications)          326,300     1,646,450
    Telecom Italia S.p.A., Saving Shares
      (Telecommunications)                              568,700     2,018,416
                                                                 ------------
                                                                 $  7,310,803
-----------------------------------------------------------------------------
  Japan - 4.5%
    Canon, Inc. (Special Products and Services)         102,000  $  1,933,878
    Eisai Co. Ltd. (Medical and Health Products)         36,000       565,847
    Kirin Beverage Corp. (Beverages)                    115,000     2,214,961
    Olympus Optical Co. (Optical Goods)                 110,000     1,134,996
    Osaka Sanso Kogyo Ltd. (Chemicals)                  146,000       233,500
    Rohm Co. (Electronics)                               14,000     1,239,897
    Sony Corp. (Electronics)                             33,600     2,137,919
    Takeda Chemical Industries Co.
      (Medical and Health Products)                      81,000     2,639,639
    Terumo Corp. (Medical Products)                      48,000     1,011,178
    Tokyo Broadcasting System, Inc. (Entertainment)      43,000       404,858
    Ushio, Inc. (Electronics)                           113,000       862,803
                                                                 ------------
                                                                 $ 14,379,476
-----------------------------------------------------------------------------
  Netherlands - 5.0%
    Akzo Nobel N.V. (Chemicals)                          57,080  $  2,219,251
    Benckiser N.V., "B" (Consumer Goods and Services) 38,810 2,201,028 Hunter Douglas N.V., ADR
      (Consumer Goods and Services)*                     44,800     1,607,455
    IHC Caland N.V. (Marine Equipment)*                  34,368     1,555,238
    ING Groep N.V. (Financial Services)*                 32,949     1,595,132
    Koninklijke Ahold N.V., ADR (Food/Retail)            52,093     1,741,860
    Royal Dutch Petroleum Co., ADR (Oils)                42,610     2,098,542
    Wolters Kluwer N.V. (Publishing)*                    15,813     3,065,552
                                                                 ------------
                                                                 $ 16,084,058
-----------------------------------------------------------------------------
  Portugal - 0.9%
    Banco Pinto & Sotto Mayor S.A
      (Banks and Credit Cos.)                            89,390  $  1,704,661
    Elec De Portugal (Utilities - Electric)              44,500     1,113,152
                                                                 ------------
                                                                 $  2,817,813
-----------------------------------------------------------------------------
  South Korea - 0.1%
    Korea Electric Power Corp. (Utilities - Electric)    17,350  $    309,351
-----------------------------------------------------------------------------
  Spain - 1.8%
    Iberdrola S.A. (Utilities - Electric)               193,660  $  3,130,651
    Telefonica de Espana (Utilities - Telephone)         60,830     2,749,085
                                                                 ------------
                                                                 $  5,879,736
-----------------------------------------------------------------------------
  Sweden - 1.3%
  Astra AB (Pharmaceuticals)                            106,120  $  1,667,120
  Saab AB, "B" (Aerospace)*                             213,900     1,700,732
  Volvo AB (Automotive)                                  39,290       849,015
                                                                 ------------
                                                                 $  4,216,867
-----------------------------------------------------------------------------
  Switzerland - 1.5%
    Ciba Specialty AG (Chemicals)                         7,670  $    787,393
    Clariant AG (Chemicals)                               1,730       894,387
    Nestle SA (Food and Beverage Products)                1,090     2,318,464
    UBS AG (Banks and Credit Cos.)*                       2,700       740,805
                                                                 ------------
                                                                 $  4,741,049
-----------------------------------------------------------------------------
  United Kingdom - 8.3%
    Allied Zurich PLC (Insurance)*                       56,785  $    674,509
    ASDA Group PLC (Supermarkets)                       606,510     1,633,652
    Avis Europe PLC (Auto Rental)##                     659,620     2,880,249
    British Aerospace PLC (Aerospace and Defense)*      466,200     3,447,388
    British Petroleum PLC, ADR (Oils)                    40,877     3,615,060
    Compass Group (Food - Catering)                     362,500     3,669,096
    Lloyds TSB Group PLC (Banks and Credit Cos.)        117,665     1,451,794
    LucasVarity PLC (Automotive)                        643,950     2,197,748
    Next PLC (Stores)                                   243,500     2,057,245
    Reuters Group PLC (Business Services)                26,100       268,541
    Reuters Group PLC, ADR (Business Services)            6,900       418,313
    Tomkins PLC (Conglomerate)*                         490,713     2,269,961
    Williams PLC (Conglomerate)                         338,564     2,111,320
                                                                 ------------
                                                                 $ 26,694,876
-----------------------------------------------------------------------------
TOTAL FOREIGN STOCKS                                             $114,907,091
-----------------------------------------------------------------------------
TOTAL STOCKS (IDENTIFIED COST, $127,761,707)                     $175,480,680
-----------------------------------------------------------------------------
PREFERRED STOCK - 1.4%
-----------------------------------------------------------------------------
  Foreign Pref - 1.4%
    Henkel KGaA (Chemicals)                              30,120  $  2,572,883
    Prosieben Media AG (Entertainment)                   16,010       821,521
    Wella AG (Consumer Goods and Services)*               1,571     1,128,578
-----------------------------------------------------------------------------

TOTAL PREFERRED STOCK (IDENTIFIED COST, $3,516,900)              $  4,522,982
-----------------------------------------------------------------------------
BONDS - 38.9%
-----------------------------------------------------------------------------
                                                     PRINCIPAL
                                                        AMOUNT
                                                  (000 OMITTED)
-----------------------------------------------------------------------------
U.S. Bonds - 19.7%
  U.S. Treasury Obligations - 19.7%
    U.S. Treasury Notes 5.375s, 2003                   $ 29,520  $ 30,825,374
    U.S. Treasury Notes 5.625s, 2008                     30,250    32,608,593
                                                                 ------------
                                                                 $ 63,433,967
-----------------------------------------------------------------------------
TOTAL U.S. BONDS                                                 $ 63,433,967
-----------------------------------------------------------------------------
Foreign Bonds - 19.2%
  Australia - 0.6%
    Commonwealth of Australia 7.5s, 2005          AUD     2,710  $  1,952,538
-----------------------------------------------------------------------------
  Canada - 2.0%
    Government of Canada 5.25s, 2008                   $  6,400  $  6,384,000
-----------------------------------------------------------------------------
  Denmark - 0.7%
    Kingdom of Denmark 7s, 2007                   DDK    12,723  $  2,357,720
-----------------------------------------------------------------------------
  Germany - 5.9%
    Germany Federal Republic 6s, 2007             DEM    28,035  $ 18,963,609
-----------------------------------------------------------------------------
  Italy - 2.3%
    Republic of Italy 5.75s, 2002                 ITL 5,710,000  $  3,720,046
    Republic of Italy 6.75s, 2007                     5,080,000     3,600,686
                                                                 ------------
                                                                 $  7,320,732
-----------------------------------------------------------------------------
  New Zealand - 0.7%
    Government of New Zealand 8s, 2004            NZD     3,870  $  2,304,004
-----------------------------------------------------------------------------
  Sweden - 0.7%
    Kingdom of Sweden 6s, 2005                    SEK    15,800  $  2,197,050
-----------------------------------------------------------------------------
  United Kingdom - 6.3%
    United Kingdom Treasury 7.25s, 2007           GBP    10,338  $ 20,097,328
-----------------------------------------------------------------------------
TOTAL FOREIGN BONDS                                              $ 61,576,981
-----------------------------------------------------------------------------
TOTAL BONDS (IDENTIFIED COST, $120,819,930)                      $125,010,948
-----------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 4.5%
-----------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp.,
    due 11/17/98                                       $  8,100  $  8,082,648
  General Electric Capital Corp., due 11/02/98            6,200     6,199,015
-----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS, AT AMORTIZED COST                  $ 14,281,663
-----------------------------------------------------------------------------
CALL OPTIONS PURCHASED
-----------------------------------------------------------------------------
                                                     PRINCIPAL
                                                        AMOUNT
ISSUER/EXPIRATION MONTH/STRIKE PRICE              (000 OMITTED)
-----------------------------------------------------------------------------
    Deutsche Marks/British Pounds/January/2.637   DEM    10,907  $     30,670
    Japanese Yen/U.S. Dollars/November/105        JPY    27,038        28,336
    Japanese Yen/U.S. Dollars/November/105        JPY     9,013         7,381
-----------------------------------------------------------------------------
TOTAL CALL OPTIONS PURCHASED (IDENTIFIED COST, $105,674)         $     66,387
-----------------------------------------------------------------------------
PUT OPTIONS PURCHASED
-----------------------------------------------------------------------------
  Deutsche Marks/British Pounds/January/2.8065
    (Premiums Paid, $72,198)                      DEM    11,608  $     72,897
-----------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $266,558,072)                $319,435,557
-----------------------------------------------------------------------------
CALL OPTIONS WRITTEN
-----------------------------------------------------------------------------
                                                     PRINCIPAL
                                                        AMOUNT
ISSUER/EXPIRATION MONTH/STRIKE PRICE              (000 OMITTED)
-------------------------------------------------------------------------------
    Canadian Dollars/U.S. Dollars/December/1.535  CAD     5,264  $    (48,608)
    Deutsche Marks/British Pounds/December/2.6465 DEM    10,946       (12,577)
    Japanese Yen/U.S. Dollars/January/104.75      JPY   236,735       (10,653)
    U.S. Dollars/Australian Dollars/January/0.63  AUD     5,211      (117,898)
-----------------------------------------------------------------------------
TOTAL CALL OPTIONS WRITTEN (PREMIUMS RECEIVED, $240,290)         $   (189,736)
-----------------------------------------------------------------------------
PUT OPTIONS WRITTEN
-----------------------------------------------------------------------------
                                                     PRINCIPAL
                                                        AMOUNT
ISSUER/EXPIRATION MONTH/STRIKE PRICE              (000 OMITTED)       VALUE
-----------------------------------------------------------------------------
    Deutsche Marks/British Pounds/December/2.816
      (Premiums Received, $52,538)                DEM    11,647  $    (42,791)
-----------------------------------------------------------------------------
OTHER ASSETS, LESS LIABILITIES - 0.5%
-----------------------------------------------------------------------------
NET ASSETS - 100.0%                                              $320,958,356
-----------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD         = Australian Dollars     ITL     = Italian Lira
CAD         = Canadian Dollars       JPY     = Japanese Yen
DEM         = Deutsche Marks         NLG     = Netherland Guilder
DKK         = Danish Krone           NZD     = New Zealand Dollars
GBP         = British Pounds         SEK     = Swedish Krona

See notes to financial statements

FINANCIAL STATEMENTS
   Statement of Assets and Liabilities
--------------------------------------------------------------------------------
OCTOBER 31, 1998
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $266,558,072)       $319,435,557
  Cash                                                           1,248,885
  Foreign currency, at value (identified cost, $9)                       9
  Net receivable for forward foreign currency exchange
   contracts to purchase                                         2,201,695
  Net receivable for forward foreign currency exchange
    contracts closed or subject to master netting
    agreements                                                     623,230
  Receivable for Fund shares sold                                  639,605
  Receivable for investments sold                                2,159,754
  Interest and dividends receivable                              3,374,326
  Other assets                                                       1,835
                                                              ------------
      Total assets                                            $329,684,896
                                                              ------------
Liabilities:
  Payable for Fund shares reacquired                          $    286,694
  Payable for investments purchased                              7,660,132
  Net payable for forward foreign currency exchange
    contracts to sell                                              267,605
  Written options outstanding, at value (premiums received,
    $292,828)                                                      232,527
  Payable to affiliates -
    Management fee                                                  15,096
    Shareholder servicing agent fee                                  1,972
    Distribution and service fee                                    93,044
    Administrative fee                                                 263
  Accrued expenses and other liabilities                           169,207
                                                              ------------
      Total liabilities                                       $  8,726,540
                                                              ------------
Net assets                                                    $320,958,356
                                                              ============
Net assets consist of:
  Paid-in capital                                             $243,551,361
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies             55,547,267
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions               22,141,394
  Accumulated distributions in excess of net investment
    income                                                        (281,666)
                                                              ------------
      Total                                                   $320,958,356
                                                              ============
Shares of beneficial interest outstanding                      22,015,460
                                                               ==========
Class A shares:
  Net asset value per share
    (net assets of $174,575,986 / 11,964,354 shares of
     beneficial interest outstanding)                            $14.59
                                                                 ======
  Offering price per share (100 / 95.25 of net asset value
     per share)                                                  $15.32
                                                                 ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $113,965,594 / 7,825,190 shares of
     beneficial interest outstanding)                            $14.56
                                                                 ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $30,580,070 / 2,100,153 shares of
     beneficial interest outstanding)                            $14.56
                                                                 ======
Class I shares:
  Net asset value per share
    (net assets of $1,836,706 / 125,763 shares of
     beneficial interest outstanding)                           $14.60
                                                                ======
On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
--------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 1998
--------------------------------------------------------------------------
Net investment income:

  Income -
    Interest                                                 $  7,261,179
    Dividends                                                   3,366,043
    Foreign taxes withheld                                       (265,868)
                                                             ------------
      Total investment income                                $ 10,361,354
                                                             ------------
  Expenses -
    Management fee                                           $  2,460,267
    Trustees' compensation                                         41,856
    Shareholder servicing agent fee                               343,831
    Distribution and service fee (Class A)                        576,416
    Distribution and service fee (Class B)                      1,055,351
    Distribution and service fee (Class C)                        265,404
    Administrative fee                                             42,332
    Custodian fee                                                 218,272
    Postage                                                        56,173
    Printing                                                       46,670
    Auditing fees                                                  37,589
    Legal fees                                                      3,317
    Miscellaneous                                                 204,916
                                                             ------------
      Total expenses                                         $  5,352,394
    Fees paid indirectly                                          (51,316)
                                                             ------------
      Net expenses                                           $  5,301,078
                                                             ------------
        Net investment income                                $  5,060,276
                                                             ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                  $ 25,009,502
    Written option transactions                                 1,112,827
    Foreign currency transactions                              (2,853,473)
    Swap transactions                                              95,191
                                                             ------------
        Net realized gain on investments and foreign
          currency transactions                              $ 23,364,047
                                                             ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                              $  7,557,559
    Written options                                               (77,203)
    Translation of assets and liabilities in
      foreign currencies                                        2,239,413
    Swap transactions                                             (79,135)
                                                             ------------
        Net unrealized gain on investments and foreign
          currency translation                               $  9,640,634
                                                             ------------
          Net realized and unrealized gain on investments
            and foreign currency                             $ 33,004,681
                                                             ------------
              Increase in net assets from operations         $ 38,064,957
                                                             ============

See notes to financial statements

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                                   1998                       1997
--------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                          $  5,060,276               $  5,160,435
  Net realized gain on investments and foreign currency
    transactions                                                   23,364,047                 13,079,421
  Net unrealized gain on investments and foreign currency
    translation                                                     9,640,634                 16,651,658
                                                                 ------------               ------------
    Increase in net assets from operations                       $ 38,064,957               $ 34,891,514
                                                                 ------------               ------------
Distributions declared to shareholders -
  From net investment income (Class A)                           $ (2,035,201)              $ (2,231,027)
  From net investment income (Class B)                               (655,779)                  (816,452)
  From net investment income (Class C)                               (177,479)                  (183,191)
  From net investment income (Class I)                                (28,271)                   (21,797)
  From net realized gain on investments and foreign
    currency transactions (Class A)                               (10,168,017)                (6,137,212)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                (6,502,653)                (3,460,672)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                (1,566,438)                  (701,486)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                  (113,097)                     --
                                                                 ------------               ------------
    Total distributions declared to shareholders                 $(21,246,935)              $(13,551,837)
                                                                 ------------               ------------
Net increase in net assets from Fund share transactions          $ 30,717,782               $ 36,203,831
                                                                 ------------               ------------
      Total increase in net assets                               $ 47,535,804               $ 57,543,508
Net assets:
  At beginning of period                                          273,422,552                215,879,044
                                                                 ------------               ------------
At end of period (including distributions in excess of net
  investment income of ($281,666) and ($1,310,949),
  respectively)                                                  $320,958,356               $273,422,552
                                                                 ============               ============

See notes to financial statements

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                 1998              1997             1996            1995           1994
-----------------------------------------------------------------------------------------------------------------------------
                                                   CLASS  A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                $13.84            $12.73           $11.57          $10.58         $11.19
                                                     ------            ------           ------          ------         ------
Income from investment operations# -
  Net investment income                              $ 0.28            $ 0.31           $ 0.34          $ 0.33         $ 0.30
  Net realized and unrealized gain on
   investments and foreign currency
   transactions                                        1.57              1.61             1.46            0.79           0.15
                                                     ------            ------           ------          ------         ------
    Total from investment operations                 $ 1.85            $ 1.92           $ 1.80          $ 1.12         $ 0.45
                                                     ------            ------           ------          ------         ------
Less distributions declared to shareholders -
  From net investment income                         $(0.18)           $(0.21)          $(0.63)         $(0.08)        $(0.25)
  From net realized gain on investments and
   foreign currency transactions                      (0.92)            (0.60)           (0.01)          (0.05)         (0.33)
  In excess of net realized gain on
   investments and foreign currency
   transactions                                        --                --               --              --            (0.38)
  From paid-in capital                                 --                --               --              --            (0.10)
                                                     ------            ------           ------          ------         ------
    Total distributions declared to
     shareholders                                    $(1.10)           $(0.81)          $(0.64)         $(0.13)        $(1.06)
                                                     ------            ------           ------          ------         ------
Net asset value - end of period                      $14.59            $13.84           $12.73          $11.57         $10.58
                                                     ======            ======           ======          ======         ======
Total return(+)                                      14.29%            15.71%           16.06%          10.63%          4.10%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                          1.51%             1.59%            1.63%           1.77%          1.76%
  Net investment income                               1.99%             2.35%            2.79%           3.06%          2.81%
Portfolio turnover                                     183%              143%             167%            160%           118%
Net assets at end of period (000 omitted)          $174,576          $152,919         $129,843        $110,294        $99,870

  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                               1998              1997            1996            1995             1994
----------------------------------------------------------------------------------------------------------------------------
                                                 CLASS  B
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period              $13.82            $12.71          $11.52          $10.54           $11.19
                                                   ------            ------          ------          ------           ------
Income from investment operations# -
  Net investment income                            $ 0.19            $ 0.22          $ 0.25          $ 0.25           $ 0.25
  Net realized and unrealized gain on
   investments and foreign currency
   transactions                                      1.56              1.62            1.46            0.77             0.13
                                                   ------            ------          ------          ------           ------
    Total from investment operations               $ 1.75            $ 1.84          $ 1.71          $ 1.02           $ 0.38
                                                   ------            ------          ------          ------           ------
Less distributions declared to shareholders -
  From net investment income                       $(0.09)           $(0.13)         $(0.47)         $(0.03)          $(0.24)
  In excess of net investment income                 --                --             (0.04)           --               --
  From net realized gain on investments and
   foreign currency transactions                    (0.92)            (0.60)          (0.01)          (0.01)           (0.32)
  In excess of net realized gain on
   investments and foreign currency
   transactions                                      --                --              --              --              (0.38)
  From paid-in capital                               --                --              --              --              (0.09)
                                                   ------            ------          ------          ------           ------
    Total distributions declared to
     shareholders                                  $(1.01)           $(0.73)         $(0.52)         $(0.04)          $(1.03)
                                                   ------            ------          ------          ------           ------
Net asset value - end of period                    $14.56            $13.82          $12.71          $11.52           $10.54
                                                   ======            ======          ======          ======           ======
Total return                                       13.57%            15.00%          15.29%           9.75%            3.38%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                        2.16%             2.25%           2.34%           2.49%            2.49%
  Net investment income                             1.33%             1.70%           2.07%           2.34%            2.33%
Portfolio turnover                                   183%              143%            167%            160%             118%
Net assets at end of period (000 omitted)        $113,966           $96,931         $71,788         $57,214          $47,677

 # Per share data are based on average shares outstanding.
## For fiscal years ending after September 1, 1995, the Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                               1998              1997            1996            1995            1994*
----------------------------------------------------------------------------------------------------------------------------
                                                 CLASS  C
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period              $13.82            $12.72          $11.52          $10.53           $11.06
                                                   ------            ------          ------          ------           ------
Income from investment operations# -
  Net investment income                            $ 0.19            $ 0.23          $ 0.26          $ 0.27           $ 0.27
  Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions                                      1.56              1.61            1.46            0.76            (0.29)
                                                   ------            ------          ------          ------           ------
    Total from investment operations               $ 1.75            $ 1.84          $ 1.72          $ 1.03           $(0.02)
                                                   ------            ------          ------          ------           ------
Less distributions declared to shareholders -
  From net investment income                       $(0.09)           $(0.14)         $(0.51)         $(0.03)          $(0.12)
  From net realized gain on investments and
   foreign currency transactions                    (0.92)            (0.60)          (0.01)          (0.01)           (0.16)
  In excess of net realized gain on
   investments and foreign currency
   transactions                                      --                --              --              --              (0.18)
  From paid-in capital                               --                --              --              --              (0.05)
                                                   ------            ------          ------          ------           ------
    Total distributions declared to
     shareholders                                  $(1.01)           $(0.74)         $(0.52)         $(0.04)          $(0.51)
                                                   ------            ------          ------          ------           ------
Net asset value - end of period                    $14.56            $13.82          $12.72          $11.52           $10.53
                                                   ======            ======          ======          ======           ======
Total return                                       13.52%            14.97%          15.41%           9.84%          (0.15)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                        2.16%             2.24%           2.27%           2.42%            2.39%+
  Net investment income                             1.33%             1.71%           2.14%           2.41%            2.51%+
Portfolio turnover                                   183%              143%            167%            160%             118%
Net assets at end of period (000 omitted)         $30,580           $21,725         $14,248         $10,894          $10,903

 * For the period from the inception of Class C, January 3, 1994, through October 31, 1994.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## For fiscal years ending after September 1, 1995, the Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The
   Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                                      1998                    1997**
----------------------------------------------------------------------------------------------------------
                                                                        CLASS  I
----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                     $13.86                    $12.51
                                                                          ------                    ------
Income from investment operations# -
  Net investment income                                                   $ 0.33                    $ 0.30
  Net realized and unrealized gain on investments and foreign
    currency transactions                                                   1.56                      1.21
                                                                          ------                    ------
      Total from investment operations                                    $ 1.89                    $ 1.51
                                                                          ------                    ------
Less distributions declared to shareholders -
  From net investment income                                              $(0.23)                   $(0.16)
  From net realized gain on investments and foreign currency
    transactions                                                           (0.92)                     --
                                                                          ------                    ------
      Total distributions declared to shareholders                        $(1.15)                   $(0.16)
                                                                          ------                    ------
Net asset value - end of period                                           $14.60                    $13.86
                                                                          ======                    ======
Total return                                                              14.78%                    12.08%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                               1.16%                     1.24%+
  Net investment income                                                    2.33%                     2.72%+
Portfolio turnover                                                          183%                      143%
Net assets at end of period (000 omitted)                                 $1,837                    $1,848

** For the period from the inception of Class I, January 2, 1997, through October 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The
   Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Global Total Return Fund (the Fund) is a non-diversified series of MFS Series Trust VI (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements - The Fund may enter into swap agreements. A swap is an exchange of cash payments between the Fund and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Fund may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Fund may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when issued" of "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended October 31, 1998, $1,134,263 from accumulated distributions in excess of net investment income and $322,777 from accumulated undistributed net realized gain on investments and foreign currency transactions were reclassed to paid in capital due to differences between book and tax accounting for paydowns and currency transactions. This change had no effect on the net assets or net asset value per share. At October 31, 1998, accumulated undistributed net investment income (realized gain on investments and foreign currency transactions) under book accounting were different from tax accounting due to temporary differences in accounting for currency transactions.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.65% of average daily net assets and 5.00% of investment income.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $9,617 for the year ended October 31, 1998.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $55,441 for the year ended October 31, 1998, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $51,037 for the year ended October 31, 1998. Fees incurred under the distribution plan during the year ended October 31, 1998, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $27,755 and $21,867 for Class B and Class C shares, respectively, for the year ended October 31, 1998. Fees incurred under the distribution plan during the year ended October 31, 1998, were 1.00% of average daily net assets attributable to both Class B and Class C shares.

Certain Class A shares and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended October 31, 1998, were $591, $143,197, and $4,390 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the average daily net assets at an effective annual rate of 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                  PURCHASES           SALES
----------------------------------------------------------------------------
U.S. government securities                     $256,407,092    $213,935,673
                                               ------------    ------------
Investments (non-U.S. government
  securities)                                  $298,151,553    $310,126,192
                                               ------------    ------------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $266,600,299
                                                               ------------
Gross unrealized appreciation                                  $ 57,736,992
Gross unrealized depreciation                                    (4,901,734)
                                                               ------------
    Net unrealized appreciation                                $ 52,835,258
                                                               ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                         YEAR ENDED OCTOBER 31, 1998           YEAR ENDED OCTOBER 31, 1997
                               -------------------------------------   -----------------------------------
                                        SHARES                AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                          4,562,531         $  64,549,008         2,549,188       $  33,536,171
Shares issued to shareholders
  in reinvestment of
  distributions                        851,079            11,252,564           596,268           7,592,322
Shares reacquired                   (4,495,909)          (63,669,790)       (2,296,772)        (30,263,298)
                                  ------------         -------------      ------------       -------------
    Net increase                       917,701         $  12,131,782           848,684       $  10,865,195
                                  ============         =============      ============       =============

Class B Shares
                                         YEAR ENDED OCTOBER 31, 1998           YEAR ENDED OCTOBER 31, 1997
                               -------------------------------------   -----------------------------------
                                        SHARES                AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                          2,053,125         $  29,003,679         2,145,163       $  28,207,084
Shares issued to shareholders
  in reinvestment of
  distributions                        473,256             6,245,341           297,676           3,786,788
Shares reacquired                   (1,715,969)          (23,999,209)       (1,074,408)        (14,221,906)
                                  ------------         -------------      ------------       -------------
    Net increase                       810,412         $  11,249,811         1,368,431       $  17,771,966
                                  ============         =============      ============       =============

Class C Shares
                                         YEAR ENDED OCTOBER 31, 1998           YEAR ENDED OCTOBER 31, 1997
                               -------------------------------------   -----------------------------------
                                        SHARES                AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                            822,996         $  11,685,593           681,359       $   8,952,016
Shares issued to shareholders
  in reinvestment of
  distributions                        106,700             1,409,153            55,143             702,127
Shares reacquired                     (401,733)           (5,642,659)         (284,443)         (3,746,301)
                                  ------------         -------------      ------------       -------------
    Net increase                       527,963          $  7,452,087           452,059       $   5,907,842
                                  ============         =============      ============       =============

Class I Shares
                                         YEAR ENDED OCTOBER 31, 1998           YEAR ENDED OCTOBER 31, 1997
                               -------------------------------------   -----------------------------------
                                        SHARES                AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                              6,889             $  96,595           155,509       $   1,954,464
Shares issued to shareholders
  in reinvestment of
  distributions                         10,688               141,367             1,606              21,797
Shares reacquired                      (25,193)             (353,860)          (23,736)           (317,433)
                                  ------------         -------------      ------------       -------------
    Net increase (decrease)             (7,616)        $    (115,898)          133,379       $   1,658,828
                                  ============         =============      ============       =============

(6) Line of Credit
The Fund and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended October 31, 1998, was $2,123.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and swap agreements. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions
                                                1998 CALLS                          1998 PUTS
                                    ---------------------------------   ---------------------------------
                                            PRINCIPAL                           PRINCIPAL
                                              AMOUNTS                             AMOUNTS
                                         OF CONTRACTS                        OF CONTRACTS
                                        (000 OMITTED)        PREMIUMS       (000 OMITTED)        PREMIUMS
---------------------------------------------------------------------------------------------------------
OUTSTANDING, BEGINNING OF PERIOD -
  Deutsche Marks/British Pounds                18,519      $   92,800              20,423       $  83,855
  Japanese Government Bonds                     --              --                218,000          14,221
  Japanese Yen                              1,244,174         237,921               --              --
  Japanese Yen/Deutsche Marks               1,451,560         139,942             822,841          61,801
Options written -
  Australian Dollars                            7,117         122,896               4,651          57,558
  British Pounds                                3,599          27,672               --              --
  Canadian Dollars                             22,751         117,004               8,750          32,734
  Deutsche Marks/British Pounds                10,946          52,539              11,647          52,538
  Japanese Government Bonds                 1,567,000          24,075           3,138,000          88,712
  Japanese Yen                              7,762,993         679,687           1,174,765          62,057
  Japanese Yen/Deutsche Marks               1,374,463         319,640               --              --
Options terminated in closing transactions -
  Australian Dollars                           (1,906)        (24,872)             (4,651)        (57,558)
  British Pounds                               (3,599)        (27,672)              --              --
  Canadian Dollars                            (17,487)        (72,251)             (8,750)        (32,734)
  Deutsche Marks/British Pounds                 --              --                (20,423)        (83,855)
  Japanese Government Bonds                (1,567,000)        (24,075)         (3,356,000)       (102,933)
  Japanese Yen                             (7,471,689)       (667,673)              --              --
  Japanese Yen/Deutsche Marks                   --              --               (822,841)        (61,801)
Options expired -
  Deutsche Marks/British Pounds               (18,519)        (92,800)              --              --
  Japanese Yen                             (1,298,743)       (204,961)         (1,174,765)        (62,057)
  Japanese Yen/Deutsche Marks              (2,826,023)       (459,582)              --              --
                                                           ----------                           ---------
OUTSTANDING, END OF PERIOD                                 $  240,290                           $  52,538
                                                           ==========                           =========
OPTIONS OUTSTANDING AT END OF PERIOD
  CONSIST OF:
  Australian Dollars                            5,211      $   98,024              --              --
  Canadian Dollars                              5,264          44,753              --              --
  Deutsche Marks/British Pounds                10,946          52,539              11,647       $  52,538
  Japanese Yen                                236,735          44,974              --              --
                                                           ----------                           ---------
OUTSTANDING, END OF PERIOD                                 $  240,290                           $  52,538
                                                           ==========                           =========

At October 31, 1998, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                                       NET
                                                                                                UNREALIZED
                                    CONTRACTS TO                            CONTRACTS         APPRECIATION
         SETTLEMENT DATE         DELIVER/RECEIVE    IN EXCHANGE FOR          AT VALUE       (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Sales
                12/15/98  DKK         15,621,865        $ 2,449,835       $ 2,482,999          $  (33,164)
                12/15/98  NZD          9,931,511          5,026,528         5,260,969            (234,441)
                                                        -----------       -----------          ----------
                                                        $ 7,476,363       $ 7,743,968          $ (267,605)
                                                        ===========       ===========          ==========
Purchases
                12/15/98  AUD          3,477,523        $ 2,068,430       $ 2,177,168          $  108,738
                12/15/98  CAD          9,261,735          6,007,960         6,008,522                 562
                12/15/98  JPY      1,820,843,906         13,904,743        15,754,310           1,849,567
                12/15/98  NLG         17,994,159          9,454,686         9,660,158             205,472
                12/15/98  NZD          5,279,970          2,759,577         2,796,933              37,356
                                                        -----------       -----------          ----------
                                                        $34,195,396       $36,397,091          $2,201,695
                                                        ===========       ===========          ==========

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $605,647 with Merrill Lynch, $24,750 with C.S. First Boston and a net payable of $7,167 with Deutsche Bank at October 31, 1998.

At October 31, 1998, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust VI and Shareholders of MFS Global Total Return Fund:

We have audited the accompanying statement of assets and liabilities of MFS Global Total Return Fund, including the schedule of portfolio investments as of October 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two yeas in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Global Total Return Fund at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
                                                     ERNST & YOUNG LLP
Boston, Massachusetts
December 9, 1998

-------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
-------------------------------------------------------------------------------

IN JANUARY 1999, SHAREHOLDERS WILL BE MAILED A FORM 1099 REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1998.

THE FUND HAS DESIGNATED $15,478,664 AS A CAPITAL GAIN DIVIDEND.

FOR THE YEAR ENDED OCTOBER 31, 1998, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR CORPORATIONS CAME TO 7.02%.

FOR THE YEAR ENDED OCTOBER 31, 1998, INCOME FROM FOREIGN SOURCES WAS $5,701,314, AND FOREIGN TAXES WITHHELD WERE $270,481.

MFS(R) GLOBAL TOTAL RETURN FUND

TRUSTEES                                     SECRETARY
Richard B. Bailey* - Private Investor;       Stephen E. Cavan*
Former Chairman and Director
(until 1991), MFS Investment Management      Assistant Secretary
                                             James R. Bordewick, Jr.*
Marshall N. Cohan - Private Investor
                                             CUSTODIAN
Lawrence H. Cohn, M.D. - Chief of            State Street Bank and Trust Company
Cardiac Surgery, Brigham and Women's
Hospital; Professor of Surgery,              AUDITORS
Harvard Medical School                       Ernst & Young LLP

The Hon. Sir J. David Gibbons, KBE           INVESTOR INFORMATION
- Chief Executive Officer, Edmund            For MFS stock and bond market outlooks,
Gibbons Ltd.; Chairman, Colonial             call toll free: 1-800-637-4458 anytime
Insurance Company, Ltd.                      from a touch-tone telephone.
                                             For information on MFS mutual funds,
Abby M. O'Neill - Private Investor           call your financial adviser or, for an
                                             information kit, call toll free:
Walter E. Robb, III - President and          1-800-637-2929 any business day from
Treasurer, Benchmark Advisors, Inc.          9 a.m. to 5 p.m. Eastern time (or leave
(corporate financial consultants);           a message anytime).
President, Benchmark Consulting Group,
Inc. (office services)                       INVESTOR SERVICE
                                             MFS Service Center, Inc.
Arnold D. Scott* - Senior Executive          P.O. Box 2281
Vice President, Director, and Secretary,     Boston, MA 02107-9906
MFS Investment Management
                                             For general information, call toll free:
Jeffrey L. Shames* - Chairman, Chief         1-800-225-2606 any business day from
Executive Officer, and Director,             8 a.m. to 8 p.m. Eastern time.
MFS Investment Management
                                             For service to speech- or hearing-impaired,
J. Dale Sherratt - President, Insight        call toll free: 1-800-637-6576 any business
Resources, Inc. (acquisition planning        day from 9 a.m. to 5 p.m. Eastern time.
specialists)                                 (To use this service, your phone must be
                                             equipped with a Telecommunications Device
Ward Smith - Former Chairman (until 1994),   for the Deaf.)
NACCO Industries (holding company)           For share prices, account balances, and
                                             exchanges, call toll free: 1-800-MFS-TALK
INVESTMENT ADVISER                           (1-800-637-8255) anytime from a touch-tone
Massachusetts Financial Services Company     telephone.
500 Boylston Street
Boston, MA 02116-3741                        WORLD WIDE WEB
                                             www.mfs.com
DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGER
Frederick J. Simmons*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

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                                                                ----------------
MFS(R) Global Total Return Fund                                     Bulk Rate
                                                                  U.S. Postage
[Logo] M F S(R)                                                       Paid
INVESTMENT MANAGEMENT                                                 MFS
  We invented the mutual fund(R)                                ----------------

500 Boylston Street
Boston, MA 02116-3741



(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                 MWT-2 12/98 38M 24/224/324/824